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[Black and white print ad roughly 8" x 10". Headline in white type reads:]
TOP PERFORMING CGM FUNDS
[Below headline is a light grey box divided into three areas with photographs of fencers beneath text areas; text in each section left to right is as follows:
#1 Balanced Fund for 15-years
CGM MUTUAL FUND
911.2%
[in smaller italic type:] Total return 1/1/82-12/31/96
#1 General Bond Fund for 1- and 3-years
CGM FIXED INCOME FUND*
15.4%
[in smaller italic type:] Total return 1/1/96-12/31/96
35.1%
[in smaller italic type:] Total return 1/1/94-12/31/96
#1 Real Estate Fund for 1- and 2-years
CGM REALTY FUND
44.1%
[in smaller italic type:] Total return 1/1/96-12/31/96
72.5%
[in smaller italic type:] Total return 1/1/95-12/31/96
[Beneath the box in white type are the words:] MANAGED BY KEN HEEBNER*
[In a lightly shaded area which makes up the lower 40% or so of the ad is the following text which, with the exception of average annual total returns, appears in small type. The average annual total return numbers, however, are the same size as the total return numbers in the box above.]
23.7%, 12.4%, 13.8%, and 16.7% are the average annual total returns for CGM Mutual Fund for the 1, 5, 10, and 15-year periods ended 12/31/96. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Mutual Fund #1 of 26 balanced funds for 15-year performance, #2 of 34 balanced funds for 10-year performance, #14 of 72 balanced funds for 5-year performance, and #7 of 272 balanced funds for 1-year performance through 12/31/96. CGM Mutual Fund has been managed continuously by Ken Heebner since 1981.
12.4%, 15.4%. and 10.5% are the average annual total returns for CGM Fixed Income Fund from inception (3/17/92) through 12/31/96, and for the 1 and 3-year periods ended 12/31/96. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Fixed Income #1 of 21 general bond funds for 3-year performance and #1 of 40 general bond funds for 1-year performance through 12/31/96. *Ken Heebner co-manages CGM Fixed Income Fund with Janice Saul.
23.1%, 44.1%, and 31.4%, are the average annual total returns for CGM Realty Fund from inception (5/13/94) through 12/31/96, and for the 1 and 2-year periods ended 12/31/96. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Realty #1 of 46 real estate funds for 1-year performance and #1 of 22 real estate funds for 2-year performance through 12/31/96.
This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the appropriate prospectus which is available from the address to the below. Read it carefully before you invest or send money. Lipper Analytical Services, Inc. is an independent mutual fund ranking service.
[Beneath the copy appears the logo, which is a black and white line drawing of a fencer against a lined background within a black and white box. To the right is the following text:]
THE CGM FUNDS
222 Berkeley Street, Suite 1013
Boston, MA  02116
1-800-598-0741
[The entire ad is surrounded by a decorative border reading:]
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